                                                 WEITZ PARTNERS, INC.
--------------------------------------------------------------------------------

                                                 PARTNERS VALUE FUND

                                                       ANNUAL

                                                       REPORT

                                                       DECEMBER 31, 1998

                                                 ONE PACIFIC PLACE, SUITE 600
                                                     1125 SOUTH 103 STREET
                                                  OMAHA, NEBRASKA 68124-6008

                                                         402-391-1980
                                                         800-232-4161
                                                       402-391-2125 FAX

                       HISTORICAL PERFORMANCE INFORMATION

The table below and the graph on page 3 give a long-term perspective of the Partners Value Fund (the "Fund") and its predecessor, Weitz Partners II -- Limited Partnership (the "Predecessor Partnership"). Performance numbers are after deducting all fees and expenses and assume reinvestment of dividends. The Fund succeeded to substantially all of the assets of the Predecessor Partnership, a Nebraska investment limited partnership as of December 31, 1993. Wallace R. Weitz was General Partner and portfolio manager for the Predecessor Partnership and is portfolio manager for the Fund. The Fund's investment objectives and policies are substantially identical to those of the Predecessor Partnership. The table also sets forth average annual total return data for the Fund and the Predecessor Partnership for the one, five and ten year periods ended December 31, 1998, calculated in accordance with SEC standardized formulas.

PERIOD ENDED                                                         PARTNERS II      S&P 500
------------------------------------------------------------------  --------------  -----------
12/31/83                                                                     9.9%          4.2%+
12/31/84                                                                    14.5           6.3
12/31/85                                                                    40.7          31.7
12/31/86                                                                    11.1          18.7
12/31/87                                                                     4.3           5.3
12/31/88                                                                    14.9          16.5
12/31/89                                                                    20.3          31.6
12/31/90                                                                    -6.3          -3.1
12/31/91                                                                    28.1          30.2
12/31/92                                                                    15.1           7.6
12/31/93                                                                    23.0          10.1


PERIOD ENDED                                                        PARTNERS VALUE    S&P 500
------------------------------------------------------------------  --------------  -----------
12/31/94                                                                    -9.0           1.3
12/31/95                                                                    38.7          37.5
12/31/96                                                                    19.2          22.9
12/31/97                                                                    40.6          33.4
12/31/98                                                                    29.1          28.6
Cumulative                                                               1,214.6       1,125.5
Average Annual Compound Growth
  (Since inception June 1, 1983)                                            18.0          17.4

+ Return is for the period 6/1/83 through 12/31/83

                          AVERAGE ANNUAL TOTAL RETURNS

                                                                                               SINCE INCEPTION
                                                             1 YEAR     5 YEARS    10 YEARS    (JUNE 1, 1983)
                                                            ---------  ---------  -----------  ---------------
Partners Value Fund (and Predecessor Partnership)               29.1%      22.2%       18.8%          18.0%
Standard & Poor's 500 Index                                     28.6%      24.0%       19.2%          17.4%

The chart below shows the change in the value of a $100,000 investment in the Predecessor Partnership and the Fund for the period since inception (June, 1983), through December 31, 1998, as compared with the growth of the Standard & Poor's 500 Index during the same period. The Standard & Poor's 500 Index is an unmanaged index consisting of 500 companies. The information assumes reinvestment of dividends and capital gains distributions. As indicated, $100,000 originally invested in the Predecessor Partnership on June 1, 1983, would have been valued at $1,314,592 on December 31, 1998.

                PARTNERS VALUE FUND AND PREDECESSOR PARTNERSHIP
                      INCEPTION (6/1/83) THROUGH 12/31/98

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

        VALUE OF $100,000 INVESTMENT
Since Inception of Predecessor Partnership
                                                 Partners Value      S&P 500
                                                       $100,000     $100,000
06/01/83                                               $100,000     $100,000
06/30/83                                               $100,190     $103,891
07/31/83                                                $99,719     $100,824
08/31/83                                               $101,614     $102,330
09/30/83                                               $107,426     $103,742
10/31/83                                               $108,876     $102,541
11/30/83                                               $111,718     $104,703
12/31/83                                               $109,900     $104,154
01/31/84                                               $114,703     $103,572
02/29/84                                               $109,759      $99,926
03/31/84                                               $111,680     $101,655
04/30/84                                               $112,238     $102,618
05/31/84                                               $109,690      $96,942
06/30/84                                               $111,566      $99,052
07/31/84                                               $110,238      $97,822
08/31/84                                               $120,104     $108,281
09/30/84                                               $122,650     $108,553
10/31/84                                               $123,840     $109,068
11/30/84                                               $125,054     $107,845
12/31/84                                               $125,835     $110,685
01/31/85                                               $131,649     $119,307
02/28/85                                               $138,192     $120,760
03/31/85                                               $146,290     $120,838
04/30/85                                               $145,910     $120,729
05/31/85                                               $151,980     $127,703
06/30/85                                               $155,065     $129,702
07/31/85                                               $157,267     $129,511
08/31/85                                               $157,644     $128,397
09/30/85                                               $158,527     $124,379
10/31/85                                               $169,656     $130,122
11/30/85                                               $178,580     $139,046
12/31/85                                               $177,051     $145,771
01/31/86                                               $177,582     $146,584
02/28/86                                               $189,054     $157,532
03/31/86                                               $197,788     $166,326
04/30/86                                               $195,573     $164,452
05/31/86                                               $199,465     $173,193
06/30/86                                               $199,804     $176,125
07/31/86                                               $194,769     $166,280
08/31/86                                               $198,528     $178,610
09/30/86                                               $195,729     $163,836
10/31/86                                               $199,174     $173,290
11/30/86                                               $199,313     $177,501
12/31/86                                               $196,704     $172,963
01/31/87                                               $206,598     $196,252
02/28/87                                               $210,813     $203,998
03/31/87                                               $216,041     $209,883
04/30/87                                               $212,390     $208,018
05/31/87                                               $212,857     $209,813
06/30/87                                               $215,113     $220,407
07/31/87                                               $220,233     $231,571
08/31/87                                               $223,735     $240,203
09/30/87                                               $224,205     $234,936
10/31/87                                               $205,372     $184,374
11/30/87                                               $202,024     $169,207
12/31/87                                               $205,162     $182,107
01/31/88                                               $211,768     $189,761
02/29/88                                               $216,639     $198,563
03/31/88                                               $217,224     $192,437
04/30/88                                               $220,243     $194,565
05/31/88                                               $221,498     $196,219
06/30/88                                               $226,482     $205,216
07/31/88                                               $228,339     $204,434
08/31/88                                               $228,248     $197,499
09/30/88                                               $232,653     $205,903
10/31/88                                               $234,165     $211,632
11/30/88                                               $232,315     $208,604
12/31/88                                               $235,730     $212,239
01/31/89                                               $244,971     $227,737
02/28/89                                               $245,951     $222,072
03/31/89                                               $251,239     $227,245
04/30/89                                               $262,796     $239,031
05/31/89                                               $264,820     $248,660
06/30/89                                               $269,084     $247,259
07/31/89                                               $278,233     $269,563
08/31/89                                               $281,711     $274,811
09/30/89                                               $284,951     $273,690
10/31/89                                               $280,620     $267,342
11/30/89                                               $281,237     $272,768
12/31/89                                               $283,585     $279,307
01/31/90                                               $268,016     $260,566
02/28/90                                               $270,401     $263,942
03/31/90                                               $270,158     $270,930
04/30/90                                               $269,239     $264,180
05/31/90                                               $282,082     $289,876
06/30/90                                               $283,267     $287,921
07/31/90                                               $278,253     $287,000
08/31/90                                               $263,033     $261,085
09/30/90                                               $254,879     $248,396
10/31/90                                               $244,174     $247,344
11/30/90                                               $257,481     $263,296
12/31/90                                               $265,719     $270,624
01/31/91                                               $282,698     $282,379
02/28/91                                               $297,907     $302,544
03/31/91                                               $304,580     $309,862
04/30/91                                               $308,205     $310,597
05/31/91                                               $317,050     $323,944
06/30/91                                               $306,492     $309,113
07/31/91                                               $314,338     $323,508
08/31/91                                               $320,185     $330,713
09/30/91                                               $325,372     $325,175
10/31/91                                               $326,836     $329,536
11/30/91                                               $317,064     $316,290
12/31/91                                               $340,385     $352,400
01/31/92                                               $344,368     $345,840
02/29/92                                               $349,534     $350,313
03/31/92                                               $349,884     $343,506
04/30/92                                               $351,144     $353,578
05/31/92                                               $355,077     $355,301
06/30/92                                               $356,107     $350,015
07/31/92                                               $359,882     $364,302
08/31/92                                               $352,972     $356,855
09/30/92                                               $357,914     $361,047
10/31/92                                               $354,550     $362,286
11/30/92                                               $378,730     $374,583
12/31/92                                               $391,786     $379,177
01/31/93                                               $403,383     $382,344
02/28/93                                               $411,088     $387,549
03/31/93                                               $418,652     $395,719
04/30/93                                               $407,181     $386,154
05/31/93                                               $420,089     $396,448
06/30/93                                               $430,087     $397,604
07/31/93                                               $437,054     $396,002
08/31/93                                               $465,200     $410,990
09/30/93                                               $461,525     $407,836
10/31/93                                               $477,540     $416,266
11/30/93                                               $470,854     $412,311
12/31/93                                               $481,897     $417,294
01/31/94                                               $487,776     $431,467
02/28/94                                               $468,693     $419,763
03/31/94                                               $445,899     $401,486
04/30/94                                               $447,778     $406,638
05/31/94                                               $461,030     $413,288
06/30/94                                               $450,573     $403,163
07/31/94                                               $460,018     $416,391
08/31/94                                               $471,439     $433,428
09/30/94                                               $458,042     $422,844
10/31/94                                               $462,716     $432,310
11/30/94                                               $444,211     $416,581
12/31/94                                               $438,388     $422,746
01/31/95                                               $453,910     $433,700
02/28/95                                               $473,035     $450,582
03/31/95                                               $477,273     $463,855
04/30/95                                               $487,074     $477,504
05/31/95                                               $509,272     $496,545
06/30/95                                               $530,728     $508,068
07/31/95                                               $550,806     $524,906
08/31/95                                               $574,487     $526,216
09/30/95                                               $585,718     $548,410
10/31/95                                               $575,970     $546,450
11/30/95                                               $601,664     $570,411
12/31/95                                               $607,860     $581,397
01/31/96                                               $634,319     $601,161
02/29/96                                               $647,783     $606,747
03/31/96                                               $645,207     $612,589
04/30/96                                               $649,714     $621,610
05/31/96                                               $661,948     $637,611
06/30/96                                               $668,914     $640,039
07/31/96                                               $628,581     $611,775
08/31/96                                               $654,865     $624,695
09/30/96                                               $678,456     $659,822
10/31/96                                               $680,798     $678,013
11/30/96                                               $715,453     $729,214
12/31/96                                               $724,288     $714,767
01/31/97                                               $750,497     $759,396
02/28/97                                               $770,295     $765,354
03/31/97                                               $737,047     $733,965
04/30/97                                               $745,175     $777,743
05/31/97                                               $819,389     $825,060
06/30/97                                               $844,105     $862,002
07/31/97                                               $892,680     $930,569
08/31/97                                               $882,200     $878,474
09/30/97                                               $940,728     $926,555
10/31/97                                               $960,237     $895,646
11/30/97                                               $963,862     $937,070
12/31/97                                             $1,018,501     $953,150
01/31/98                                             $1,034,656     $963,680
02/28/98                                             $1,079,578   $1,033,143
03/31/98                                             $1,187,666   $1,086,006
04/30/98                                             $1,233,007   $1,096,927
05/31/98                                             $1,208,390   $1,078,094
06/30/98                                             $1,260,227   $1,121,850
07/31/98                                             $1,275,324   $1,109,933
08/31/98                                             $1,131,192     $949,620
09/30/98                                             $1,147,033   $1,010,457
10/31/98                                             $1,184,888   $1,092,575
11/30/98                                             $1,248,029   $1,158,765
12/31/98                                             $1,314,592   $1,225,494

This information represents past performance and is not indicative of future performance. The investment return and the principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The performance data presented includes performance for the period before the Fund became an investment company registered with the Securities and Exchange Commission. During this time, the Fund was not registered under the Investment Company Act of 1940 and therefore was not subject to certain investment restrictions imposed by the 1940 Act. If the Fund had been registered under the 1940 Act during this time period, the Fund's performance might have been adversely affected. Additional information is available from the Weitz Funds at the address listed on the front cover.

                  WEITZ PARTNERS, INC. -- PARTNERS VALUE FUND
                       DECEMBER 31, 1998 - ANNUAL REPORT

                                                                 January 1, 1999

Dear Fellow Shareholder:

      1998 was a great year for the Partners Value Fund. Our total return (income plus appreciation, after expenses) was +29.1%. This compares favorably with the major market indices and our mutual fund peers (see table below), but more importantly, it does wonders for our shareholders' net worths.

      I am especially pleased with these returns since our portfolio included cash and short-term bond "reserves" ranging from 15-30% during the year. The high cash levels were a product of new cash flows into the fund, sales of fully valued stocks, and a shortage of great new investment ideas. We do not try to "time" the market, but we are more interested in ABSOLUTE value than RELATIVE value. That is, we would prefer to hold cash than to buy an over-valued stock just because it was less over-valued than others. (We would find small comfort in being down 20% just because others were down 30%.) Some would call this market timing, but we call it disciplined value investing.

      The table on page 2 shows annual performance of the fund since it was started, and the table below compares our performance to that of various market indices and the other mutual funds in our category (according to Lipper Analytical Services). All of the performance data assumes reinvestment of dividends (except Value Line and Russell for which dividend data are not available) and are calculated after deducting all expenses.

                                                               1 YEAR      5 YEARS     10 YEARS
                                                              ---------  -----------  -----------
PARTNERS VALUE FUND                                                29.1%       22.2%        18.8%
S&P 500 Index                                                      28.6        24.0         19.2
Dow Jones Industrial Average                                       18.1        22.3         18.8
Value Line Index                                                    5.8        15.3         14.2
Russell 2000                                                       -3.4        10.3         11.1
Average Growth and Income Fund                                     15.6        18.5         15.8

      Our portfolio continues to be concentrated in three types of businesses -- cable television, cellular telephone, and financial services. This year, cable and cellular were unusually strong performers as takeover activity drew attention to the underlying business values. Financial stocks were very weak in the second half of the year and were a drag on performance for the year. For the most part, our portfolio has been concentrated outside of the mainstream of the stock market. This approach has worked for us over the years because our companies have done well and investor perceptions of them (and thus their valuations) have improved, but in any given year, our results are likely to be very different (for better or worse) from the rest of the market.

      Meanwhile, back IN the mainstream, some extreme divergences have developed. There is now a "two-tier" market, in which a few "star" companies (e.g. Microsoft, Intel, Cisco, Dell, AOL) have attracted (perhaps) more than their share of investment capital. These stocks have driven the S&P 500 to new highs, while the "average" stock has lagged. In 1998, the 10 largest companies (2% of the 500 stocks in the index) accounted for 50% of the S&P's 28.6% gain, and the 25 largest contributed 85% of the gain. The average New York Stock Exchange stock DECLINED BY 8% in 1998, and the Russell 2000 was down 3.4%.

      This stock market schizophrenia has unhealthy elements, such as the vulnerability of the "stars" to nasty declines that would cost investors (speculators?) billions, and might spread to other stocks. However, I believe there is some basis for celebration because many of the second tier of (neglected) stocks are much more reasonably priced, and a little market weakness could create some terrific bargains.

OUTLOOK FOR OUR PORTFOLIO

      As usual, I have no idea what "the market" or our stocks will do in the short-run. I have thought for some time that we, and investors in general, may have borrowed some returns from the future and that we should expect lower absolute returns than we have earned over the past 15 years. However, I like the companies we own, and I feel good about the long-term prospects for our portfolio.

- BANKS AND FINANCIALS

      The liquidity crisis that was triggered by economic problems in Asia, Russia, and the Wall Street hedge fund community did serious (and in some cases, permanent) damage to some financial companies, but created great opportunities for others. Some of our mortgage REIT's were forced to sell good assets at distress prices when their lenders threatened to withdraw credit lines. Their business values declined accordingly, but we believe they have good recovery potential. For example, Redwood Trust sells at $14, has a liquidation value over $19, and has earning power of well over $2 per share (all of which would be paid out in dividends). As Redwood's earnings recover, we believe the stock will move up substantially.

      We have been adding to our positions in several banks and thrifts, which are selling at very modest price/earnings levels. We are also buying some small thrifts which have recently converted from mutual to stock companies. These thrifts are generally over-capitalized

(allowing for future stock buybacks and dividends) and sell at discounts to their book values. We do not expect spectacular gains from these stocks, but they offer a high probability of solid total returns over the years.

      Other financial companies such as Freddie Mac, Fannie Mae, Sallie Mae, American Express, Berkshire Hathaway, and Countrywide Credit are relatively fully-priced, but in moments of panic over liquidity or credit quality, such as last September-October, extreme volatility can give us great opportunities to add to our positions. Smaller companies are also subject to takeovers (e.g. Headlands by Greenpoint) and partnerships (e.g. New Century with USBancorp) which could boost our returns.

- REAL ESTATE

      Some real estate companies got carried away over the past few years and over-borrowed and over-paid for properties. After this year's liquidity crisis, financing for new projects disappeared, and some leveraged owners are being forced to sell properties at bargain prices. This has created opportunities for strong, well-financed companies such as Hilton and Forest City to expand their portfolios. Other opportunistic real estate investment trusts, such as Fortress, should also benefit.

      One specific real estate market, Las Vegas, is showing signs of temporary over-building, and the publicly-traded gambling stocks are very depressed. Hilton's gambling properties, which were spun out at year-end as Park Place Entertainment, are selling in the open market at about 1/2 of their takeover value. We believe the value is growing and will eventually be recognized.

- TELECOMMUNICATIONS

      Our cellular stocks were strong this year, as cellular service turned out to be more popular in rural areas than expected, and as competition in those areas developed more slowly than expected. Several of our companies received takeover bids (e.g. 360 Communications, Vanguard, and Centennial), and as this is written, AirTouch is in negotiations to be acquired. Of our remaining telecom holdings, Telephone and Data Systems and U.S.Cellular are particularly cheap.

- CABLE TELEVISION

      Last, but not least, a quarterly report on the Partners Value Fund would not be complete without mention of the cable stocks. Telecommunications, Inc. is being taken over by AT&T, Century has put itself up for sale, and Comcast and others are selling at prices very close to takeover value. We really like these businesses, but their values have been recognized. We have been scaling back our holdings.

      All in all, 1998 was an interesting and profitable year for our fund. I would guess that 1999 will bring more surprises and volatility, and with luck, we will be able to take advantage of the opportunities.

SHAREHOLDER MEETING -- WEDNESDAY, MAY 26, 1999

      Please plan to join us at the Omaha Marriott Hotel at 4:30 p.m. on May 26. At this time, it appears that we will not need to have a formal business meeting, so we will be able to get right to a discussion of our investments and a question and answer period with the portfolio managers. In the meantime, if you have questions about your account, please feel free to call Client Services.

                                                       Best regards,

                                                       /S/ WALLACE R. WEITZ

                                                       Wallace R. Weitz
                                                       President

                  WEITZ PARTNERS, INC. -- PARTNERS VALUE FUND
                                YEAR 2000 UPDATE

      Wallace R. Weitz & Company ("Weitz"), investment adviser and administrator for the Weitz Funds has developed a plan to address whether its systems will operate correctly after December 31, 1999. The plan has been reviewed by Weitz's management and by the Board of Directors of Weitz Series Fund, Inc. and Weitz Partners, Inc. Weitz has assigned one employee to take the lead on Year 2000 issues and is also working with a consulting firm to assist in the remediation of hardware and software systems. Regular reports are made to the Board of Directors. Weitz has agreed to commit the resources necessary to address the Year 2000 issue.

      Weitz's local area network is comprised of a single file server and individual workstations with desktop machines, related peripherals and software developed by third parties. Such software is a combination of off-the-shelf applications and accounting or industry specific applications developed by third party vendors. Weitz has no internally developed or modified software applications. Due to the recent growth of the Weitz Funds, Weitz has replaced or expanded the majority of its network. These changes have all been effected with Year 2000 compliance issues in mind. Weitz has been in communication with critical third party service providers who have provided assurances to us that they are either Year 2000 compliant or are in the final stages of testing. As Weitz investigates certain possible changes in third party service providers, we intend to make Year 2000 inquiries and obtain assurances about the Year 2000 readiness of such providers.

      With respect to the companies in which the Weitz Funds invest, Weitz intends to review the disclosure included in regular filings with the Securities and Exchange Commission for certain of those companies in which the funds have a significant investment. In addition, Weitz receives and will continue to receive Y2K readiness information from securities analysts and from certain of the issuing companies themselves. Such information is reviewed as it becomes available. Weitz and the Weitz Funds have no reason to believe that these steps will not be sufficient to avoid any material adverse impact on the Funds, although there can be no assurance of this.

                  WEITZ PARTNERS, INC. -- PARTNERS VALUE FUND
                           1998 DIVIDEND INFORMATION

                                APRIL 1998 DIVIDEND

Weitz Partners, Inc. -- Partners Value Fund declared a dividend of $0.5143 per share payable on April 29, 1998, to shareholders of record on April 28, 1998. The source for this distribution was:

LONG TERM CAPITAL GAIN                                          $  0.5143
--------------------------------------------------------------
                                                                ---------
                                                                ---------

                               JANUARY 1999 DIVIDEND

Weitz Partners, Inc. -- Partners Value Portfolio declared a dividend of $1.2094 per share payable on January 4, 1999, to shareholders of record on December 31, 1998.
The source for this distribution was:

ORDINARY INCOME
--------------------------------------------------------------
Net Investment Income                                           $  0.0492
    Net Short Term Capital Gain                                        --
                                                                ---------
    Total Ordinary Income                                       $  0.0492
                                                                ---------
                                                                ---------

LONG TERM CAPITAL GAIN                                          $  1.1602
--------------------------------------------------------------
                                                                ---------
                                                                ---------

                  WEITZ PARTNERS, INC. -- PARTNERS VALUE FUND
                     SCHEDULE OF INVESTMENTS IN SECURITIES
                               DECEMBER 31, 1998

   SHARES
  OR UNITS                                                                              COST           VALUE
-------------                                                                      --------------  --------------
               COMMON STOCKS -- 73.1%
               AUTO SERVICES -- 0.3%
       75,000  Insurance Auto Auctions, Inc.*                                      $      833,250  $      890,625
                                                                                   --------------  --------------

               BANKING -- 3.0%
       28,000  Astoria Financial Corp.                                                  1,060,368       1,281,000
       84,300  Commercial Federal Corp.                                                 1,981,987       1,954,706
      202,000  Golden State Bancorp, Inc.*                                              4,096,347       3,358,250
       60,000  Washington Mutual, Inc.                                                  2,124,626       2,291,250
                                                                                   --------------  --------------
                                                                                        9,263,328       8,885,206
                                                                                   --------------  --------------
               CABLE TELEVISION -- 11.2%
       64,000  Adelphia Communications Corp. CL A*                                        485,512       2,928,000
      455,000  Century Communications Corp. CL A*                                       2,656,136      14,432,054
       60,000  Comcast Corp. Special CL A                                                 571,524       3,521,250
       80,000  MediaOne Group, Inc.*                                                    1,340,420       3,760,000
      145,000  Tele-Communications, Inc. CL A*                                          1,729,343       8,020,313
                                                                                   --------------  --------------
                                                                                        6,782,935      32,661,617
                                                                                   --------------  --------------
               CONSUMER PRODUCTS AND SERVICES -- 1.2%
       26,000  American Classic Voyages Co.*                                              251,125         458,250
      100,000  Lab Holdings, Inc.                                                       2,676,185       1,750,000
        6,650  Lady Baltimore Foods, Inc.                                                 212,725         379,050
      100,000  Protection One, Inc.                                                       171,893         856,250
                                                                                   --------------  --------------
                                                                                        3,311,928       3,443,550
                                                                                   --------------  --------------
               FEDERAL AGENCIES -- 6.1%
       40,000  Fannie Mae                                                                 759,888       2,960,000
       50,000  Freddie Mac                                                                138,785       3,221,875
      242,500  SLM Holding Corp.                                                        6,656,769      11,640,000
                                                                                   --------------  --------------
                                                                                        7,555,442      17,821,875
                                                                                   --------------  --------------

                See accompanying notes to financial statements.

                  WEITZ PARTNERS, INC. -- PARTNERS VALUE FUND
                SCHEDULE OF INVESTMENTS IN SECURITIES, CONTINUED

   SHARES
  OR UNITS                                                                              COST           VALUE
-------------                                                                      --------------  --------------
               FINANCIAL SERVICES -- 7.7%
      100,000  Allied Capital Corp.                                                $    1,687,500  $    1,731,250
       45,000  American Express Co.                                                     1,347,134       4,601,250
           60  Berkshire Hathaway, Inc. CL A*                                              78,698       4,200,000
      751,000  Imperial Credit Industries, Inc.*                                       10,380,152       6,289,625
       20,000  PS Group, Inc.                                                             164,200         235,000
      202,000  United Asset Management Corp.                                            5,135,159       5,252,000
       81,000  United Panam Financial Corp.*                                              919,423         339,188
                                                                                   --------------  --------------
                                                                                       19,712,266      22,648,313
                                                                                   --------------  --------------
               INFORMATION AND DATA PROCESSING -- 0.4%
        9,585  BRC Holdings, Inc.*                                                         62,570         179,719
       25,000  Data Transmission Network Corp.*                                           710,625         721,875
      175,000  Intelligent Systems Corp.*                                                 164,183         295,312
                                                                                   --------------  --------------
                                                                                          937,378       1,196,906
                                                                                   --------------  --------------
               LODGING AND GAMING -- 3.0%
      430,000  Hilton Hotels Corp.                                                      7,687,402       8,223,750
       70,000  Park Place Entertainment Corp.*                                            428,671         446,250
                                                                                   --------------  --------------
                                                                                        8,116,073       8,670,000
                                                                                   --------------  --------------
               MEDIA AND ENTERTAINMENT -- 9.3%
       23,000  Daily Journal Corp.*                                                       231,501         876,875
      190,000  Tele-Communications Liberty Media CL A*                                  2,093,600       8,751,875
      200,000  Tele-Communications TCI-Ventures Grp A*                                  1,630,639       4,712,500
      135,000  TCI Satellite Entertainment, Inc.*                                         135,000         194,063
      244,000  Valassis Communications, Inc.*                                           6,121,614      12,596,500
                                                                                   --------------  --------------
                                                                                       10,212,354      27,131,813
                                                                                   --------------  --------------
               MORTGAGE BANKING -- 5.4%
      138,700  Countrywide Credit Industries, Inc.                                      3,573,136       6,961,006
      156,000  Franchise Mortgage Acceptance Co.*                                       1,488,295       1,209,000
       20,000  Headlands Mortgage Co.*                                                    122,500         418,750
      128,000  New Century Financial Corp.*                                             1,262,250       1,712,000
      322,000  Resource Bancshares Mtg. Grp., Inc.                                      4,204,873       5,333,125
       41,449  WMF Group, Limited*                                                        379,258         248,694
                                                                                   --------------  --------------
                                                                                       11,030,312      15,882,575
                                                                                   --------------  --------------

                See accompanying notes to financial statements.

                  WEITZ PARTNERS, INC. -- PARTNERS VALUE FUND
                SCHEDULE OF INVESTMENTS IN SECURITIES, CONTINUED

   SHARES
  OR UNITS                                                                              COST           VALUE
-------------                                                                      --------------  --------------
               REAL ESTATE AND CONSTRUCTION -- 0.8%
       55,000  Catellus Development Corp.*                                         $      378,550  $      787,188
       60,000  Forest City Enterprises, Inc. CL A                                         671,825       1,575,000
       10,000  Syntroleum Corp.*                                                           31,917          61,875
                                                                                   --------------  --------------
                                                                                        1,082,292       2,424,063
                                                                                   --------------  --------------
               REAL ESTATE INVESTMENT TRUSTS -- 7.2%
      155,000  Capital Automotive REIT                                                  1,644,377       2,305,625
      407,830  Fortress Investment Corp.                                                8,033,374       6,933,110
      245,500  Hanover Capital Mortgage Holdings, Inc.                                  3,649,114       1,074,062
       24,000  Healthcare Financial Partners Units**                                    2,400,000       2,400,000
      367,300  NovaStar Financial, Inc.                                                 6,013,405       2,272,669
      423,952  Redwood Trust, Inc.                                                      9,571,344       5,935,328
                                                                                   --------------  --------------
                                                                                       31,311,614      20,920,794
                                                                                   --------------  --------------
               TELECOMMUNICATIONS -- 17.5%
       84,900  Alltel Corp.                                                             2,046,370       5,078,081
       30,000  Airtouch Communications, Inc.*                                             797,086       2,163,750
      241,400  Cellular Communications of Puerto Rico*                                  2,359,495       4,465,900
      350,500  Centennial Cellular Corp. CL A*                                          6,056,159      14,370,500
      218,900  Corecomm, Limited*                                                       2,185,120       3,447,675
      355,000  Telephone and Data Systems, Inc.                                        14,384,619      15,952,813
      149,000  United States Cellular Corp.*                                            4,451,062       5,662,000
                                                                                   --------------  --------------
                                                                                       32,279,911      51,140,719
                                                                                   --------------  --------------
               OTHER -- 0.0%
        8,300  ONI International, Inc.*                                                    62,630              83
                                                                                   --------------  --------------

               Total Common Stocks                                                    142,491,713     213,718,139
                                                                                   --------------  --------------

               WARRANTS -- 0.0%
      399,500  Hanover Capital Mtg. Holdings, Inc., Expiring 9/15/00                       31,211          49,937
      370,000  NovaStar Financial, Inc., Expiring 2/03/01                                 185,000          23,125
                                                                                   --------------  --------------
                                                                                          216,211          73,062
                                                                                   --------------  --------------

                See accompanying notes to financial statements.

                  WEITZ PARTNERS, INC. -- PARTNERS VALUE FUND
                SCHEDULE OF INVESTMENTS IN SECURITIES, CONTINUED

     FACE
    AMOUNT                                                                              COST           VALUE
--------------                                                                     --------------  --------------
                U.S. GOVERNMENT AND AGENCY SECURITIES -- 3.7%
$    3,000,000  U.S. Treasury Note 5.50% 3/31/00                                   $    2,996,790  $    3,030,939
     2,000,000  Fannie Mae 6.625% 7/12/00                                               2,000,000       2,047,966
     2,500,000  Federal Home Loan Bank 6.44% 11/28/05                                   2,502,718       2,675,645
     3,000,000  Fannie Mae 6.56% 11/26/07                                               3,000,000       3,102,462
                                                                                   --------------  --------------
                Total U.S. Government and Agency Securities                            10,499,508      10,857,012
                                                                                   --------------  --------------

                SHORT-TERM SECURITIES -- 23.5%
    23,946,395  Norwest U.S. Government Money Market Fund                              23,946,395      23,946,395
     5,000,000  Federal Farm Credit Bank 5.54% 1/04/99                                  5,000,000       5,000,000
     5,000,000  Federal Farm Credit Bank Discount Note 1/07/99                          4,995,558       4,997,880
     4,984,000  Federal Home Loan Bank Discount Note 2/05/99                            4,959,772       4,961,537
    15,000,000  Freddie Mac Discount Note 2/12/99                                      14,911,450      14,917,620
    15,000,000  U.S. Treasury Bill 4/15/99                                             14,812,367      14,827,875
                                                                                   --------------  --------------
                                                                                       68,625,542      68,651,307
                                                                                   --------------  --------------
                Total Investments in Securities                                    $  221,832,974     293,299,520
                                                                                   --------------  --------------
                Covered Call Options Written at Market Value -- (0.2%)                                   (613,000)
                Securities Held Short -- (2.0%)                                                        (6,020,000)
                Other Assets Less Liabilities -- 1.9%                                                   5,664,961
                                                                                                   --------------
                Total Net Assets -- 100%                                                           $  292,331,481
                                                                                                   --------------
                Net Asset Value Per Share                                                          $       17.676
                                                                                                   --------------
                                                                                                   --------------


    SHARES
   OR UNITS                                                                           PROCEEDS         VALUE
--------------                                                                     --------------  --------------
                SECURITIES SOLD SHORT
        80,000  AT&T Corp.                                                         $    5,285,385  $    6,020,000
                                                                                   --------------  --------------
                                                                                   --------------  --------------

                See accompanying notes to financial statements.

                  WEITZ PARTNERS, INC. -- PARTNERS VALUE FUND
                SCHEDULE OF INVESTMENTS IN SECURITIES, CONTINUED

                                                                                           EXPIRATION
   NO. OF                                                                                  DATE/STRIKE
  CONTRACTS                                                                                   PRICE          VALUE
-------------                                                                            ---------------  -----------
               COVERED CALL OPTIONS WRITTEN AT
               MARKET VALUE
        200    American Express                                                            Apr. 1999/100  $  (198,750)
         20    Century Communications Corp. CL A                                            Feb. 1999/30       (8,250)
        100    Century Communications Corp. CL A                                             May 1999/35      (39,375)
        140    Comcast Corp. Special Class A                                                July 1999/60      (92,750)
        200    Countrywide Credit Industries, Inc.                                          Apr. 1999/50      (90,000)
        200    Valassis Communications, Inc.                                                Apr. 1999/45     (173,750)
         20    Valassis Communications, Inc.                                                Apr. 1999/50      (10,125)
                                                                                                          -----------
               Total call options written (premiums received $542,361)                                    $  (613,000)
                                                                                                          -----------
                                                                                                          -----------

*Non-income producing
** Each unit, which is restricted as to sale, consists of five shares of common stock and one stock purchase warrant. The company distributed an additional warrant per unit to unitholders during 1998. The warrants currently have no value or cost assigned to them.

                See accompanying notes to financial statements.

                  WEITZ PARTNERS, INC. -- PARTNERS VALUE FUND
                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1998

Assets:
    Investment in securities at value (cost $221,832,974)                       $293,299,520
    Deposits with brokers for securities sold short
     and covered call options written                                             5,843,929
    Receivable for securities sold                                                  128,555
    Accrued interest and dividends receivable                                       659,346
    Other                                                                            10,495
                                                                                -----------
            Total assets                                                        299,941,845
                                                                                -----------

Liabilities:
    Securities sold short, at value (proceeds received $5,285,385)                6,020,000
    Due to adviser                                                                  304,436
    Payable for securities purchased                                                646,068
    Covered call options written, at value (proceeds received $542,361)             613,000
    Other expenses                                                                   26,860
                                                                                -----------
            Total liabilities                                                     7,610,364
                                                                                -----------

Net assets applicable to outstanding capital stock                              $292,331,481
                                                                                -----------
                                                                                -----------
Net assets represented by:
    Additional paid-in capital (note 4)                                         198,954,601
    Accumulated undistributed net investment income                                 695,750
    Accumulated undistributed net realized gains                                 22,019,838
    Net unrealized appreciation of investments                                   70,661,292
                                                                                -----------
            Total representing net assets applicable
             to shares outstanding                                              $292,331,481
                                                                                -----------
                                                                                -----------

Net asset value per share of outstanding capital stock
  (16,538,775 shares outstanding)                                               $    17.676
                                                                                -----------
                                                                                -----------

                See accompanying notes to financial statements.

                  WEITZ PARTNERS, INC. -- PARTNERS VALUE FUND
                            STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1998

Investment income:
    Dividends                                                                    $  877,691
    Interest                                                                      2,154,606
                                                                                 ----------
        Total investment income                                                   3,032,297
                                                                                 ----------

Expenses (note 3):
    Investment advisory fee                                                       1,905,319
    Administrative fee                                                              276,929
    Directors fees                                                                    6,256
    Dividends on securities sold short                                               26,400
    Other expenses                                                                  165,909
                                                                                 ----------
        Total expenses                                                            2,380,813
                                                                                 ----------

        Net investment income                                                       651,484
                                                                                 ----------

Realized and unrealized gain on investments:
    Net realized gain on securities                                  $22,206,787
    Net realized gain on options written                                266,936
    Net realized loss on securities sold short                         (333,955)
                                                                     ----------
    Net realized gain                                                            22,139,768
    Net unrealized appreciation of investments                                   25,105,776
                                                                                 ----------
        Net realized and unrealized gain on investments                          47,245,544
                                                                                 ----------

        Net increase in net assets resulting from operations                     $47,897,028
                                                                                 ----------
                                                                                 ----------

                See accompanying notes to financial statements.

                  WEITZ PARTNERS, INC. -- PARTNERS VALUE FUND
                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                                      YEAR ENDED DECEMBER 31,
                                                                                        1998            1997
                                                                                   --------------  --------------
Increase in net assets:
    From operations:
        Net investment income                                                      $      651,484  $    1,246,461
        Net realized gain                                                              22,139,768      15,266,989
        Net unrealized appreciation                                                    25,105,776      22,301,165
                                                                                   --------------  --------------
            Net increase in net assets resulting from operations                       47,897,028      38,814,615
                                                                                   --------------  --------------

    Distributions to shareholders from:
        Net investment income                                                          (1,206,568)             --
        Net realized gains                                                            (15,264,855)     (4,460,935)
                                                                                   --------------  --------------
            Total distributions                                                       (16,471,423)     (4,460,935)
                                                                                   --------------  --------------

    Capital share transactions (note 4):
        Proceeds from sales                                                           145,291,184       7,020,324
        Payments for redemptions                                                      (31,930,637)     (6,051,840)
        Reinvestment of distributions                                                  13,808,275       3,568,479
                                                                                   --------------  --------------
            Total increase from capital share transactions                            127,168,822       4,536,963
                                                                                   --------------  --------------
            Total increase in net assets                                              158,594,427      38,890,643
                                                                                   --------------  --------------

Net assets:
    Beginning of year                                                                 133,737,054      94,846,411
                                                                                   --------------  --------------

    End of year                                                                    $  292,331,481  $  133,737,054
                                                                                   --------------  --------------
                                                                                   --------------  --------------

                See accompanying notes to financial statements.

                  WEITZ PARTNERS, INC. -- PARTNERS VALUE FUND
                              FINANCIAL HIGHLIGHTS

The following financial information provides selected data for a share of the Partners Value Fund outstanding throughout the periods indicated.

                                                                              YEAR ENDED DECEMBER 31,
                                                                  1998       1997       1996       1995       1994*
                                                               ----------  ---------  ---------  ---------  ---------
NET ASSET VALUE, BEGINNING OF PERIOD:                          $    15.45  $   11.52  $   10.38  $    8.28  $   10.00
                                                               ----------  ---------  ---------  ---------  ---------

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income                                              0.06       0.13       0.06       0.08       0.06
  Net gains or losses on securities
   (realized and unrealized)                                         4.00       4.33       1.93       3.11      (0.96)
                                                               ----------  ---------  ---------  ---------  ---------
  Total from investment operations                                   4.06       4.46       1.99       3.19      (0.90)
                                                               ----------  ---------  ---------  ---------  ---------

LESS DISTRIBUTIONS:
  Dividends from net investment income                              (0.16)        --      (0.06)     (0.24)        --
  Distributions from realized gains                                 (1.67)     (0.53)     (0.79)     (0.85)     (0.82)
                                                               ----------  ---------  ---------  ---------  ---------
  Total distributions                                               (1.83)     (0.53)     (0.85)     (1.09)     (0.82)
                                                               ----------  ---------  ---------  ---------  ---------

NET ASSET VALUE, END OF PERIOD                                 $    17.68  $   15.45  $   11.52  $   10.38  $    8.28
                                                               ----------  ---------  ---------  ---------  ---------
                                                               ----------  ---------  ---------  ---------  ---------

TOTAL RETURN                                                        29.1%      40.6%      19.2%      38.7%      -9.0%

RATIOS/SUPPLEMENTAL DATA:

  Net assets, end of period ($000)                                292,331    133,737     94,846     73,781     51,287

  Ratio of expenses to average net assets                           1.25%      1.24%      1.23%      1.27%      1.29%

  Ratio of net investment income to average net assets              0.34%      1.11%      0.51%      0.82%      0.67%

  Portfolio turnover rate                                             36%        30%        37%        51%        33%

*Fund commenced public offering of shares on January 1, 1994.

                See accompanying notes to financial statements.

                  WEITZ PARTNERS, INC. -- PARTNERS VALUE FUND
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1998

(1) ORGANIZATION AND BUSINESS CHANGES

    Weitz Partners, Inc. (the "Company"), is registered under the Investment Company Act of 1940 as an open-end management investment company. At present, there is only one series authorized by the Company, the Partners Value Fund (the "Fund"). The accompanying financial statements present the financial position and results of operations of the Fund.

    The Fund's investment objective is capital appreciation. The Fund invests principally in common stocks, preferred stocks and a variety of securities convertible into equity such as rights, warrants, preferred stocks and convertible bonds. The following accounting policies are in accordance with accounting policies generally accepted in the investment company industry.

(2) SIGNIFICANT ACCOUNTING POLICIES

    (A) VALUATION OF INVESTMENTS

       Investments are carried at value determined using the following valuation methods:

          - Securities traded on a national or regional securities exchange and over-the-counter securities traded on the NASDAQ national market are valued at the last sales price; if there were no sales on that day, securities are valued at the mean between the latest available and representative bid and asked prices.

          - Securities not listed on an exchange are valued at the mean between the latest available and representative bid and ask prices.

          - The value of certain debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors.

          - The value of securities for which market quotations are not readily available, including restricted and not readily marketable securities, is determined in good faith under the supervision of the Fund's Board of Directors.

       When the Fund writes a call option, an amount equal to the premium received by the Fund is included in the Fund's statement of assets and liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. The current market value of a traded option is the last sales price on the principal exchange on which such option is traded, or, in the absence of such sale, the latest ask quotation. When an option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. When a call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received.

       The risk in writing a call option is that the Fund gives up the opportunity of profit if the market price of the security increases. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

    (B) FEDERAL INCOME TAXES

       Since the Fund's policy is to comply with all sections of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders, no provision for income or excise taxes is required.

       Net investment income and net realized gains may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for Federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

    (C) SECURITY TRANSACTIONS AND DISTRIBUTIONS TO SHAREHOLDERS

       Security transactions are accounted for on the date the securities are purchased or sold (trade date). Income dividends and dividends on short positions are recorded on the ex-dividend date. Interest, including amortization of discount and premium, is accrued as earned. Distributions to shareholders are recorded on the ex-dividend date.

       Realized gains or losses are determined by specifically identifying the issue sold.

    (D) USE OF ESTIMATES

       The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

    (E) SECURITIES SOLD SHORT

       The Fund periodically engages in selling securities short, which obligates the Fund to replace a security borrowed by purchasing the same security at the current market value. The Fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund would realize a gain if the price of the security declines between those dates.

       The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale. The Fund will place in a segregated account a sufficient amount of cash and securities as required by applicable federal securities regulations in order to cover the transaction.

(3) RELATED PARTY TRANSACTIONS

    The Fund has retained Wallace R. Weitz & Company (the "Adviser") as its exclusive investment adviser. In addition, the Company has an agreement with Weitz Securities, Inc. (the "Distributor") to act as distributor for the Fund's shares. Certain officers and directors of the Company are also officers and directors of the Adviser and the Distributor.

    Under the terms of a management and investment advisory agreement, the Adviser receives an investment advisory fee equal to 1% per annum of the Fund's average daily net asset value. The Adviser has agreed to reimburse the Fund up to the amount of advisory fees paid to the extent that total expenses exceed 1.50% of the Fund's average annual daily net asset value. The expenses incurred by the Fund did not exceed the percentage limitation during the year ended December 31, 1998.

    Under the terms of an administration agreement, the Adviser provides certain services including the transfer of shares, disbursement of dividends, fund accounting and related administrative services of the Fund. The Adviser receives an administration fee equal to 0.15% per annum of the Fund's average daily net asset value.

    The Distributor received no compensation for distribution of the Fund's shares.

(4) CAPITAL STOCK

    The Company is authorized to issue a total of 1,000,000,000 shares of common stock with a par value of $.00001 per share. Fifty million of these shares have been authorized by the Board of Directors to be issued by the Fund. The Board of Directors may authorize additional shares in series without shareholder approval. Each share of stock will have a pro rata interest in the assets of the Fund to which the stock of that series relates and will have no other interest in the assets of any other series.

    Transactions in the capital stock of the Fund are summarized as follows:

                                                                              YEAR ENDED DECEMBER 31,
                                                                                 1998         1997
                                                                             ------------  -----------
Transactions in shares:
  Shares issued............................................................     8,950,496      575,844
  Shares redeemed..........................................................    (2,006,948)    (478,830)
  Reinvested dividends.....................................................       940,686      326,905
                                                                             ------------  -----------
    Net increase...........................................................     7,884,234      423,919
                                                                             ------------  -----------
                                                                             ------------  -----------

    On November 3, 1998, the Board of Directors declared a dividend from net investment income of $0.0492 per share and a distribution of $1.1602 per share from net realized gains payable January 4, 1999, to shareholders of record December 31, 1998 and ex-dividend as of January 4, 1999.

(5) SECURITIES TRANSACTIONS

    Purchases and proceeds from maturities or sales of investment securities of the Fund, other than short-term securities, aggregated $117,531,281 and $59,947,264, respectively. The cost of investments for Federal income tax purposes is $221,954,741. At December 31, 1998, the aggregate gross unrealized appreciation and depreciation, based on cost for Federal income tax purposes, were $90,526,139 and $19,181,360, respectively.

    Transactions relating to covered call options during the year ended December 31, 1998, are summarized as follows:

                                                                              NUMBER OF
                                                                               OPTIONS      PREMIUM
                                                                             -----------  -----------
Options written, beginning of period                                                  --           --
Options written, during the period                                             1,320,000  $   809,297
Options exercised, during the period                                            (300,000)    (210,358)
Options expired, during the period                                              (140,000)     (56,578)
                                                                             -----------  -----------
Options outstanding, end of period                                               880,000  $   542,361
                                                                             -----------  -----------
                                                                             -----------  -----------

                          INDEPENDENT AUDITOR'S REPORT

To the Board of Directors and Shareholders
Weitz Partners, Inc. -- Partners Value Fund:

      We have audited the accompanying statement of assets and liabilities of Weitz Partners, Inc. -- Partners Value Fund, including the schedule of investments in securities, as of December 31, 1998, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The financial highlights for all years prior to January 1, 1996, were audited by other auditors whose report, dated January 19, 1996, expressed an unqualified opinion on those statements.

      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Weitz Partners, Inc. -- Partners Value Fund as of December 31, 1998, the results of its operations, changes in its net assets, and financial highlights for the periods indicated above in conformity with generally accepted accounting principles.

                                               /S/ MCGLADREY & PULLEN, LLP

New York, New York
January 15, 1999

           WEITZ PARTNERS, INC.
--------------------------------------------------------------------------------

BOARD OF DIRECTORS
  Lorraine Chang
  John W. Hancock
  Richard D. Holland
  Thomas R. Pansing, Jr.
  Delmer L. Toebben
  Wallace R. Weitz

OFFICERS
  Wallace R. Weitz, President
  Mary K. Beerling, Vice-President & Secretary
  Linda L. Lawson, Vice-President
  Richard F. Lawson, Vice-President

INVESTMENT ADVISER
  Wallace R. Weitz & Company

DISTRIBUTOR
  Weitz Securities, Inc.

CUSTODIAN
NORWEST BANK MINNESOTA, N.A.

TRANSFER AGENT AND DIVIDEND PAYING AGENT
  Wallace R. Weitz & Company

This report has been prepared for the information of shareholders of Weitz Partners, Inc. -- Partners Value Fund. For more detailed information about the Fund, its investment objectives, management, fees and expenses, please see a current prospectus. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.